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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-36048) of Improvement, Inc. of our report dated February 15, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
San Jose, California
April 6, 2001